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                                                                   EXHIBIT 23.5

                         INDEPENDENT AUDITOR'S CONSENT

The Board of Directors
Anagram, Inc.:

  We hereby consent to the use of our reports included herein in the Joint Proxy Statement/Prospectus.

                                       Roberts Accountancy Corporation

                                       By:  /s/ Roberts Accountancy Corporation
                                          -------------------------------------
                                            Name:
                                            Title: